Exhibit 99.1

                  PRESS RELEASE - GUARDIAN INTERNATIONAL, INC.
                  --------------------------------------------

         March 21, 2003. Guardian International, Inc. (OTCBB: GIIS.OB) announced today that it plans to file on Thursday, March 27, 2003, a Form 15 with the Securities and Exchange Commission (the "SEC") to deregister its common stock and terminate reporting obligations under the Securities Exchange Act of 1934.

         Upon the filing of the Form 15, the Company will no longer file with the SEC certain reports and forms, including Forms 10-K, 10-Q and 8-K, as well as proxy statements. The deregistration is expected to become effective within 90 days of filing.

         The Company's Board of Directors considered many factors in making this decision. These factors included, but were not limited to, (i) the number of the Company's shareholders of record, as of December 31, 2002, was less than 300,
(ii) the nature and extent of the trading of the Company's common stock, and
(iii) the costs associated with the preparation and filing of the Company's periodic reports.

         Following the filing of the Form 15, there can be no assurances that a public trading market will exist for the Company's securities as the Company has no obligation to provide information which might be necessary to facilitate a public market in the future.

         The Company's financial results for the fiscal year and three months ended December 31, 2002 are provided at the end of this release.

ABOUT GUARDIAN INTERNATIONAL
----------------------------

         Guardian International and its wholly owned subsidiaries provide security, fire, structured cable, access control and CCTV integration and monitoring services for commercial and residential customers. The company operates two secure Monitoring Operation Centers from which it monitors and services over 60,000 sites on the east coast of the United States.

             For more information about Guardian International, visit the Company on the Internet at http://www.GuardianInternational.com.

         This press release contains statements which constitute "forward looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. These risks and uncertainties include the ability of the Company to add accounts through acquisitions from third parties, internal sales and strategic alliances, market acceptance of new services, and other factors described in the cautionary statements and risks identified in Guardian's 2001 Form 10-KSB and Guardian's other filings with the Securities and Exchange Commission, each of which are incorporated herein by reference.

                          Guardian International, Inc.
                      Consolidated Statements of Operations

                                                       FOR THE THREE MONTHS ENDED
                                                               DECEMBER 31,
                                                      ----------------------------
                                                          2002             2001
                                                      -----------      -----------
Revenues:
     Monitoring                                       $ 3,590,010      $ 3,380,351
     Installation and service                           2,474,576        1,640,210
     Other revenues                                        34,413          183,927
                                                      -----------      -----------
        Total revenues                                  6,098,999        5,204,488
                                                      -----------      -----------

Operating expenses:
     Monitoring                                           571,612          528,500
     Installation and service                           1,791,910        1,240,192
     Selling, general and administrative                2,203,211        2,386,694
     Amortization of customer accounts                  1,382,082        1,178,679
     Depreciation and amortization                        758,796          725,815
                                                      -----------      -----------
        Total operating expenses                        6,707,611        6,059,880
                                                      -----------      -----------

        Operating loss                                   (608,612)        (855,392)

Interest and other expense, net                          (253,829)        (197,490)
                                                      -----------      -----------

       Net loss                                          (862,441)      (1,052,882)

Preferred stock dividends                                (467,707)        (457,482)
Discount on Redemption of Preferred Stock                      --               --
                                                      -----------      -----------

       Net loss applicable to
               common stock                           $(1,330,148)     $(1,510,364)
                                                      ===========      ===========

Basic an Basic and diluted loss per common share:

Net loss                                                    (0.15)           (0.17)
                                                      ===========      ===========

Weighted average common shares outstanding              8,730,476        8,730,476
                                                      ===========      ===========

                          Guardian International, Inc.
                      Consolidated Statements of Operations


                                                FOR THE TWELVE MONTHS ENDED
                                                        DECEMBER 31,
                                                   2002              2001
                                               ------------      ------------

Revenues:
     Monitoring                                $ 14,085,719      $ 13,256,302
     Installation and service                     8,485,522         7,345,835
     Other revenues                                 230,036           328,669
                                               ------------      ------------

        Total revenues                           22,801,277        20,930,806
                                               ------------      ------------

Operating expenses:
     Monitoring                                   2,196,335         2,046,237
     Installation and service                     6,235,330         6,055,315
     Selling, general and administrative          8,568,500         8,458,490
     Amortization of customer accounts            4,723,820         4,653,749
     Depreciation and amortization                2,859,413         2,694,864
                                               ------------      ------------
        Total operating expenses                 24,583,398        23,908,655
                                               ------------      ------------

        Operating loss                           (1,782,121)       (2,977,849)

Interest and other expense, net                     870,375         1,046,107
                                               ------------      ------------

       Net loss                                  (2,652,496)       (4,023,956)

Preferred stock dividends                        (1,870,842)       (1,829,932)
Discount on Redemption of Preferred Stock                --         2,594,070
                                               ------------      ------------

       Net loss applicable to
               common stock                    $ (4,523,338)     $ (3,259,818)
                                               ============      ============

Basic and diluted loss per common share:

       Net loss                                $      (0.52)     $      (0.37)
                                               ============      ============

Weighted average common shares outstanding        8,730,476         8,730,476
                                               ============      ============

                          Guardian International, Inc.
                           Consolidated Balance Sheet

ASSETS                                                                                December 31,
                                                                                          2002
                                                                                      ------------
Current assets:
      Cash and cash equivalents                                                       $    519,621

      Accounts receivable, net of allowance for doubtful accounts of $304,434            2,371,670

      Current portion of notes receivable                                                   81,619

      Inventories                                                                          962,053
      Prepaid expenses and other                                                           326,043
                                                                                      ------------

             Total current assets                                                        4,261,006

Property and equipment, net                                                             11,314,348

Customer accounts, net                                                                  14,919,879

Goodwill and other intangible assets, net                                                1,620,499

Notes receivable, less current portion                                                      55,512

Deposits and other assets                                                                1,731,609
                                                                                      ------------
             Total assets                                                             $ 33,902,853
                                                                                      ============

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
      Accounts payable and accrued expenses                                           $  3,547,596

      Current portion of unearned revenue                                                3,274,813

      Current portion of long-term obligations                                             203,191
                                                                                      ------------
             Total current liabilities
                                                                                         7,025,600

Unearned revenue, less current portion                                                   9,771,226

Long-term obligations, less current portion                                             13,323,906
                                                                                      ------------
             Total liabilities
                                                                                        30,120,732
                                                                                      ------------
Commitments and contingencies (Note 8)

Redeemable cumulative preferred stock, $.001 par value
      Series C preferred stock, 8,397 shares issued and outstanding, $8.4 million
      liquidation preference                                                             8,397,000
                                                                                      ------------
Shareholders' deficit:
      Preferred stock, $.001 par value, 30 million shares authorized Series D preferred stock, 12,051 shares issued and outstanding, $12.1
             million liquidation preference                                                     12
             Series E preferred stock, 8,000 shares issued and outstanding, $8.0
             million liquidation preference                                                      8
      Class A voting common stock, $.001 par value, 100,000,000 shares

             authorized, 8,096,441 issued and outstanding                                    8,097
      Class B non-voting common stock, $.001 par value, 1,000,000 shares
             authorized, 634,035 shares issued and outstanding                                 634

      Additional paid-in capital - preferred stock                                      17,973,164
      Additional paid-in capital - common stock                                          9,513,766
      Accumulated deficit                                                              (32,110,560)
                                                                                      ------------
             Total shareholders' deficit
                                                                                        (4,614,879)
                                                                                      ------------
             Total liabilities and shareholders' deficit                              $ 33,902,853
                                                                                      ============

                          Guardian International, Inc.
                                 Cash Flows Data


                                                    For the 12 months ended
                                                       December 31, 2002
                                                    -------------------------

Net cash provided by operating activities                   2,277,181

Net cash used in investing activities                      (1,150,976)

Net cash used in financing activities                      (1,319,788)